Exhibit 10.1

REDDIT, INC.
AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT
September 1, 2021

CONFIDENTIAL

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (the “Agreement”) is made as of the 1st day of September, 2021, by and among Reddit, Inc., a Delaware corporation (the “Company”), the investors listed on Schedule A hereto and any additional Investor that becomes a party to this Agreement in accordance with Section 6.10 hereof, each of which is herein referred to as an “Investor” and collectively as the “Investors,” the holders of Class A Common Stock of the Company, par value $0.0001 per share (the “Class A Common Stock”) and Class B Common Stock of the Company, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) and holders of options or restricted stock units to acquire shares of the Common Stock listed on Schedule B hereto and any additional Common Holder that becomes a party to this Agreement in accordance with Section 6.10 hereof, each of which is herein referred to as a “Common Holder,” and together with the Investors, the “Stockholders” and Steve Huffman.
RECITALS
WHEREAS, certain of the Investors hold shares of the Company’s Series A Preferred Stock, par value $0.0001 per share (“Series A Stock”), Series A-1 Preferred Stock, par value $0.0001 per share (“Series A-1 Stock”), Series B Preferred Stock, par value $0.0001 per share (“Series B Stock”), Series C Preferred Stock, par value $0.0001 per share (“Series C Stock”), Series D Preferred Stock, par value $0.0001 per share (“Series D Stock”), Series D-1 Preferred Stock, par value $0.0001 per share (“Series D-1 Stock”), Series E Preferred Stock, par value $0.0001 per share (“Series E Stock”), and/or Series F Preferred Stock, par value $0.0001 per share (“Series F Stock”) (such Investors, the “Existing Investors”);
WHEREAS, the Existing Investors, the Common Holders and the Company are party to that certain Investors’ Rights Agreement dated as of August 11, 2021 (the “Prior Agreement”);
WHEREAS, pursuant to Section 6.7 of the Prior Agreement, the Prior Agreement may be amended with the written consent of (i) the Company, (ii) the holders of at least a majority of the voting power of the outstanding Registrable Securities of the Company (as defined in the Prior Agreement), (iii) Major Investors (as defined in the Prior Agreement) holding at least a majority of the voting power of the outstanding Registrable Securities held by Major Investors, (iv) the holders of at least a majority of the voting power of the shares of Common Stock issued or issuable upon conversion of Series A Stock held by all Existing Investors, (v) the holders of at least a majority of the voting power of the shares of Common Stock issued or issuable upon conversion of Series B Stock held by all Existing Investors, (vi) Steve Huffman (items (ii) through (vi), collectively, the “Required Preferred Holders”) and the Common Holders holding at least a majority of the voting power of the then-outstanding shares of Common Stock held by Common holders who are past or present service providers of the Company (the “Required Common Holders”);
WHEREAS, the undersigned represent the Required Preferred Holders and the Required Common Holders;
WHEREAS, the Company and certain of the Investors are parties to that certain Amended and Restated Series F Preferred Stock Purchase Agreement as of even date herewith (the “Series F SPA”), under which such Investors’ obligations to purchase shares of Series F Stock and/or shares of Series F-1 Preferred Stock of the Company, par value $0.0001 per share (“Series F-1 Stock”) are conditioned upon

CONFIDENTIAL

the execution and delivery of this Agreement by such Investors, the Required Preferred Holders, the Required Common Holders and the Company; and
WHEREAS, the Existing Investors, the Common Holders and the Company hereby agree that the Prior Agreement shall be amended and restated in its entirety by this Agreement and the parties to this Agreement further agree as follows:
NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:
1.    Registration Rights. The Company covenants and agrees as follows:
1.1.    Definitions. For purposes of this Agreement:
(a)    The term “Act” means the Securities Act of 1933, as amended.
(b)    The term “Affiliate” means, with respect to any specified person, any other person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified person, including, without limitation, any general partner, officer, director or manager of such person and any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or is under common investment management with, such person.
(c)    The term “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.
(d)    The term “Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 of the Act.
(e)    The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof.
(f)    The term “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock under the Act (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or a transaction under Rule 145 of the Act).
(g)    The term “Liquidation Event” shall have the same meaning as set forth in the Restated Certificate.
(h)    The term “1934 Act” means the Securities Exchange Act of 1934, as amended.
(i)    The term “Preferred Stock” means the Company’s Series A Stock, Series A-1 Stock, Series B Stock, Series C Stock, Series D Stock, Series D-1 Stock, Series E Stock, Series F Stock and Series F-1 Stock.

CONFIDENTIAL	3

(j)    The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act and the declaration or ordering of effectiveness of such registration statement or document.
(k)    The term “Registrable Securities” means (i) the Class B Common Stock issuable or issued upon conversion of the Series A Stock, Series A_1 Stock, Series B Stock, Series C Stock, Series D Stock, Series D-1 Stock, Series E Stock and Series F Stock held by the Investors as well as the Class A Common Stock actually issued upon conversion of such Class B Common Stock, (ii) the Class A Common Stock issuable or issued upon conversion of the Series F-1 Stock, (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) and (ii) above and (iv) the 34,102,500 shares of Class B Common Stock (subject to adjustment for any stock split, dividend, combination or other recapitalization) (the “Advance Common Shares”) held by Advance Magazine Publishers Inc. (“Advance”) as of the date hereof or the shares of Class A Common Stock issued upon conversion thereof; excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned, and excluding for purposes of this Section 1 any shares for which registration rights have terminated pursuant to Section 1.14. In addition, the number of shares of Registrable Securities outstanding shall equal the aggregate of the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities. Notwithstanding the foregoing, the Advance Common Shares shall not be considered “Registrable Securities” with respect to Sections 2 and 3 of this Agreement and Sections 6.7 and 6.9 of this Agreement for purposes of amending or waiving the provisions of Sections 2 or 3 of this Agreement.
(l)    The term “Restated Certificate” shall mean the Company’s Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time.
(m)    The term “Rule 144” shall mean Rule 144 under the Act.
(n)    The term “Rule 144(b)(1)(i)” shall mean subsection (b)(1)(i) of Rule 144 under the Act as it applies to persons who have held shares for more than one (1) year.
(o)    The term “Rule 405” shall mean Rule 405 under the Act.
(p)    The term “SEC” shall mean the Securities and Exchange Commission.
(q)    The term “VC Investor” shall mean any financial investment firm or collective investment vehicle, including, without limitation, VYC12 Limited together with its Affiliates (collectively, “Vy”), Inclusive Capital Partners Spring Master Fund, L.P. together with its Affiliates (collectively, “Inclusive”) and Tencent Cloud Europe B.V. together with its Affiliates (collectively, “Tencent”).
1.2.    Request for Registration.
(a)    Subject to the conditions of this Section 1.2, if the Company shall receive at any time after the earlier of (i) five (5) years after the date of this Agreement or (ii) six (6) months after the effective date of the Initial Offering, a written request from the Holders of the Registrable Securities representing fifty percent (50%) or more of the voting power of the Registrable Securities then outstanding (for purposes of this Section 1.2, the “Initiating Holders”) that the Company file a

CONFIDENTIAL	4

registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $30,000,000, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use all commercially reasonable efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to this Section (a).
(b)    If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2, and the Company shall include such information in the written notice referred to in Section 1.2(a). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to those Initiating Holders holding Registrable Securities representing a majority of voting power of the Registrable Securities then held by all Initiating Holders). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation on the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of outstanding Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities pro rata based on the number of Registrable Securities then held by all such Holders (including the Initiating Holders). In no event shall any Registrable Securities be excluded from such underwriting unless all other securities are first excluded. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.
(c)    Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to this Section 1.2:
(i)    in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or
(ii)    after the Company has effected two (2) registrations pursuant to this Section 1.2, and such registrations have been declared or ordered effective; or
(iii)    during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of and ending on a date one hundred eighty (180) days following the effective date of a Company-initiated registration subject to Section 1.3 below, provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; or
(iv)    if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 1.4 hereof; or

CONFIDENTIAL	5

(v)    if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board of Directors stating that in the good faith judgment of the Board of Directors of the Company (the “Board”), it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, provided that such right shall be exercised by the Company not more than twice in any twelve (12) month period.
1.3.    Company Registration.
(a)    If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than (i) a registration relating to a demand pursuant to Section 1.2 or (ii) a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 6.5, the Company shall, subject to the provisions of Section 1.3(c), use all commercially reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder requests to be registered.
(b)    Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.7 hereof.
(c)    Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with such underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering. In no event shall any Registrable Securities be excluded from such offering unless all other stockholders’ securities have been first excluded. In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned pro rata among the selling Holders based on the number of Registrable Securities then held by all selling Holders or in such other proportions as shall mutually be

CONFIDENTIAL	6

agreed to by all such selling Holders. Notwithstanding the foregoing, in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the Initial Offering, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a venture capital fund, partnership or corporation, the affiliated venture capital funds, partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.
1.4.    Form S-3 Registration. In case the Company shall receive from the Holders of Registrable Securities representing at least thirty percent (30%) of the voting power of the then outstanding Registrable Securities (for purposes of this Section 1.4, the “S-3 Initiating Holders”) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:
(a)    promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and
(b)    use all commercially reasonable efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4:
(i)    if Form S-3 is not available for such offering by the Holders;
(ii)    if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $15,000,000;
(iii)    if the Company shall furnish to all Holders requesting a registration statement pursuant to this Section 1.4 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the S-3 Initiating Holders, provided that such right shall be exercised by the Company not more than twice in any twelve (12) month period;
(iv)    if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 pursuant to this Section 1.4;

CONFIDENTIAL	7

(v)    in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance;
(vi)    if the Company, within thirty (30) days of receipt of the request of such S-3 Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the SEC within one hundred twenty (120) days of receipt of such request (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145 of the Act), provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; or
(vii)    during the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of the filing of and ending on a date ninety (90) days following the effective date of a Company-initiated registration subject to Section 1.3 above, provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective.
(c)    If the S-3 Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.4 and the Company shall include such information in the written notice referred to in Section 1.4(a). The provisions of Section 1.2(b) shall be applicable to such request (with the substitution of Section 1.4 for references to Section 1.2).
(d)    Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the S-3 Initiating Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as requests for registration effected pursuant to Section 1.2.
1.5.    Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
(a)    prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the voting power of the Registrable Securities registered thereunder keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;
(b)    prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;
(c)    furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus and any Free Writing Prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

CONFIDENTIAL	8

(d)    use all commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or “blue sky” securities laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;
(e)    in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;
(f)    notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such Holder, the Company will, as soon as reasonably practicable, file and furnish to all such Holders a supplement or amendment to such prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;
(g)    cause all such Registrable Securities registered pursuant to this Section 1 to be listed on a national exchange or trading system and on each securities exchange and trading system on which similar securities issued by the Company are then listed; and
(h)    provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.
Notwithstanding the provisions of this Section 1, the Company shall be entitled to postpone or suspend, for a reasonable period of time, the filing, effectiveness or use of, or trading under, any registration statement if the Company shall determine that any such filing or the sale of any securities pursuant to such registration statement would in the good faith judgment of the Board:
(i)    materially impede, delay or interfere with any material pending or proposed financing, acquisition, corporate reorganization or other similar transaction involving the Company for which the Board has authorized negotiations;
(ii)    materially adversely impair the consummation of any pending or proposed material offering or sale of any class of securities by the Company; or
(iii)    require disclosure of material nonpublic information that, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders; provided, however, that during any such period all executive officers and directors of the Company are also prohibited from selling securities of the Company (or any security of any of the Company’s subsidiaries or affiliates).

CONFIDENTIAL	9

In the event of the suspension of effectiveness of any registration statement pursuant to this Section 1.5, the applicable time period during which such registration statement is to remain effective shall be extended by that number of days equal to the number of days the effectiveness of such registration statement was suspended.
1.6.    Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.
1.7.    Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4, including, without limitation, all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders (not to exceed $25,000) shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or 1.4 if the registration request is subsequently withdrawn at the request of the Holders of Registrable Securities representing a majority of the voting power of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless, in the case of a registration requested under Section 1.2, the Holders of a majority of the voting power of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2 and provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Sections 1.2 and 1.4.
1.8.    Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.
1.9.    Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:
(a)    To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus, final prospectus, or Free Writing Prospectus contained therein or any amendments or supplements thereto, any issuer information (as defined in Rule 433 of the Act) filed or required to be filed pursuant to Rule 433(d) under the Act or any other document incident to such

CONFIDENTIAL	10

registration prepared by or on behalf of the Company or used or referred to by the Company, (ii) the omission or alleged omission to state in such registration statement a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, and the Company will reimburse each such Holder, underwriter, controlling person or other aforementioned person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person or other aforementioned person.
(b)    To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this Subsection 1.9(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided that in no event shall any indemnity under this Subsection 1.9(b) exceed the net proceeds from the offering received by such Holder.
(c)    Promptly after receipt by an indemnified party under this Section 1.9 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one (1) separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any

CONFIDENTIAL	11

such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 1.9 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.
(d)    If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that (i) no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 1.9(b), shall exceed the net proceeds from the offering received by such Holder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 1.9(d), when combined with the amounts paid or payable by such Holder pursuant to Section 1.9(b), exceed the proceeds from the offering received by such Holder (net of any expenses paid by such Holder). The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(e)    Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
(f)    Unless otherwise superseded by an underwriting agreement entered into in connection with underwritten public offering, the obligations of the Company and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1 and otherwise shall survive the termination of this Agreement.
1.10.    Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:
(a)    make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the Initial Offering;
(b)    file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and
(c)    furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the

CONFIDENTIAL	12

reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to avail any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.
1.11.    Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (a) is an Affiliate, subsidiary, parent, partner, limited partner, retired partner or stockholder of a Holder, (b) is a Holder’s family member or trust for the benefit of an individual Holder, or (c) after such assignment or transfer, holds at least 300,000 shares of Registrable Securities (appropriately adjusted for any stock split, dividend, combination or other recapitalization), provided: (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 1.13 below; and (iii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.
1.12.    Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of Registrable Securities representing a majority of the voting power of the Registrable Securities then held by all Holders enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include any of such securities in any registration filed under Section 1.2, 1.3 or 1.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities.
1.13.    “Market Stand-Off” Agreement.
(a)    Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s Initial Offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (l80) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately prior to the effectiveness of the registration statement for such Initial Offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 1.13 shall only be applicable to the Holders if all officers, directors and stockholders holding more than one percent (1%) of the Common Stock (after giving effect to the conversion into Common Stock of all outstanding Preferred Stock) are subject to similar restrictions. The underwriters in connection with the Company’s Initial Offering are intended third

CONFIDENTIAL	13

party beneficiaries of this Section 1.13 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Company’s Initial Offering that are consistent with this Section 1.13 or that are necessary to give further effect thereto.
In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.
(b)    Each Holder agrees that a legend reading substantially as follows shall be placed on all certificates representing all Registrable Securities of each Holder (and the shares or securities of every other person subject to the restriction contained in this Section 1.13):
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE ACT, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.
1.14.    Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1: (a) after five (5) years following the consummation of the Initial Offering, (b) five (5) years after a Reporting Event, (c) as to any Holder, such earlier time after the Initial Offering at which such Holder (i) can sell all shares held by it in compliance with Rule 144(b)(1)(i) or (ii) holds one percent (1%) or less of the Company’s outstanding Common Stock and all Registrable Securities held by such Holder (together with any Affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3) month period without registration in compliance with Rule 144 or (d) after the consummation of a Liquidation Event, as that term is defined in the Restated Certificate.
2.    Covenants of the Company.
2.1.    Delivery of Financial Statements. The Company shall, upon request, deliver or otherwise make available to each Investor (or transferee of an Investor) that holds at least 630,000 shares of Preferred Stock (appropriately adjusted for any stock split, dividend, combination or other recapitalization) (a “Major Investor”), provided that the Board has not reasonably determined that such Major Investor is a competitor of the Company (provided that in no event shall a VC Investor be deemed a competitor for any purpose under this Agreement):
(a)    as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholders’ equity as of the end of such year and a statement of cash flows for such year, such year-end financial reports to be (A) in reasonable detail, (B) prepared in accordance with generally accepted accounting principles (“GAAP”) and (C) following the Company’s fiscal year ending December 31, 2017, unless for any such fiscal year the Board makes a determination

CONFIDENTIAL	14

not to obtain audited financial statements, audited and certified by independent public accountants of nationally recognized standing selected by the Company;
(b)    as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);
(c)    as soon as practicable, but in any event at least thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;
(d)    Upon the request of such Major Investor, a summary of the Company’s capitalization and such Investor’s ownership interest in the Company, provided, that such summary, shall not be required to include information regarding the specific ownership interests of any other Company security holders other than those of such Major Investor;
(e)    such other information relating to the financial condition, business or corporate affairs of the Company as the Major Investor may from time to time request, provided, however, that the Company shall not be obligated under this subsection (e) or any other subsection of Section 2.1 to provide information that (i) it deems in good faith to be a trade secret, material non-public technical information or similar confidential information or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel; and
(f)    If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries. Notwithstanding anything else in this Section 2.1 to the contrary, the Company may cease providing the information set forth in this Section 2.1 during the period starting with the date thirty (30) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 2.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.
In the interest of clarity, the Company may satisfy its obligations under this Section 2.1 by making the requested information available to Major Investors through a digital capitalization or information management system or platform, including, without limitation, the capitalization management platform provided by “Shareworks”.
2.2.    Inspection. The Company shall permit each Major Investor (provided that the Board has not reasonably determined that such Major Investor is a competitor of the Company), at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably

CONFIDENTIAL	15

considers to be a trade secret, material non-public technical information or similar confidential information or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.
2.3.    Observer Rights. As long as Inclusive owns not less than fifty percent (50%) of the Common Stock issuable or issued upon the conversion of the Series E Stock originally acquired by it pursuant to that certain Series E Preferred Stock Purchase Agreement, dated as of February 8, 2021, by and among the Company and certain investors (including any shares of Class A Common Stock issued upon the conversion of Class B Common Stock) (appropriately adjusted for any stock split, dividend, combination or other recapitalization), at any time when Inclusive is not represented on the Board, the Company shall invite a representative of Inclusive to attend all meetings of its Board in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents and other materials that it provides to its directors; provided, however, that such representative shall agree to hold in confidence and trust with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel, contains material non-public technical information, or would result in disclosure of trade secrets or similar confidential information or result in a conflict of interest.
2.4.    Termination of Information, Inspection and Observer Covenants. The covenants set forth in Sections 2.1, 2.2 and 2.3 shall terminate and be of no further force or effect upon the earlier to occur of (a) the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public (the “IPO”), (b) when the Company (or any parent or successor in interest following an acquisition or restructuring of the Company that does not qualify as a Liquidation Event in which the stockholders of the Company become stockholders of such parent or successor in interest) first becomes subject to the periodic reporting requirements of Sections 12(b), 12(g) or 15(d) of the 1934 Act, whichever event shall first occur (a “Reporting Event”) (c) the consummation of a Liquidation Event or (d) upon termination of the Agreement or such Sections 2.1, 2.2 and 2.3 pursuant to Section 6.7 below, provided, however, that the covenants set forth in Section 2.1 shall terminate upon a Liquidation Event only if the consideration received by the Investors in such Liquidation Event is in the form of cash or publicly traded securities, unless the Investors receive financial information from the acquiring company or other successor to the company comparable to those set forth in Section 2.1.
2.5.    Right of First Offer. Subject to the terms and conditions specified in this Section 2.5, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.5, any general partner and Affiliate of a Major Investor may participate in the right of first offer granted hereby to such Major Investor (provided that the Board has not reasonably determined that such general partner or Affiliate is a competitor of the Company). Subject to the limitations in the foregoing sentence, a Major Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and Affiliates in such proportions as it deems appropriate.

CONFIDENTIAL	16

Each time the Company proposes to offer any shares of, or securities convertible into or exchangeable or exercisable for any shares of, its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:
(a)    The Company shall deliver a notice in accordance with Section 6.4 (“Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered and (iii) the price and terms upon which it proposes to offer such Shares.
(b)    By written notification received by the Company within ten (10) calendar days after the giving of Notice, each Major Investor may elect to purchase, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Common Stock that are Registrable Securities issued and held by such Major Investor (assuming full conversion and exercise of all convertible and exercisable securities then outstanding) bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible and exercisable securities then outstanding) (such Major Investor’s “Pro Rata Share”). The Company shall promptly, in writing, inform each Major Investor that elects to purchase all the shares available to it (a “Fully-Exercising Investor”) of any other Major Investor’s failure to do likewise. During the five (5) day period commencing after such information is given, each Fully-Exercising Investor may elect to purchase its Pro Rata Share of the Shares for which Major Investors were entitled to subscribe under this Section 2.5, but which were not subscribed for by the Major Investors.
(c)    If all Shares that Major Investors are entitled to obtain pursuant to Subsection 2.5(b) are not elected to be obtained as provided in Subsection 2.5(b) hereof, the Company may, during the ninety (90) day period following the expiration of the period provided in Subsection 2.5(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than that, and upon terms no more favorable to the offeree than those, specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.
(d)    The right of first offer in this Section 2.5 shall not be applicable to (i) the issuance or sale of Carve-Out Stock (as defined in the Restated Certificate); (ii) the issuance and sale of Series F Stock and Series F-1 Stock pursuant to the Series F SPA, as the same may be amended from time to time; or (iii) the issuance of securities that are specifically deemed not to be subject to the right of first offer in this Section 2.5 by the written consent or affirmative vote of the Major Investors holding Registrable Securities representing at least a majority of the voting power of all Registrable Securities then held by all Major Investors. In addition to the foregoing, the right of first offer in this Section 2.5 shall not be applicable with respect to any Major Investor in any subsequent offering of Shares if (i) at the time of such offering, the Major Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) of the Act and (ii) such offering of Shares is otherwise being offered only to accredited investors.
(e)    The rights provided in this Section 2.5 may not be assigned or transferred by any Major Investor; provided, however, that a Major Investor may assign or transfer such rights to its Affiliates.

CONFIDENTIAL	17

(f)    The covenants set forth in this Section 2.5 shall terminate and be of no further force or effect upon the consummation of (a) the IPO, (b) a Liquidation Event, (c) a Reporting Event or (d) upon termination of the Agreement or such Section 2.5 pursuant to Section 6.7 below.
2.6.    Proprietary Information and Inventions Agreements. The Company shall require all employees and consultants with access to confidential information to execute and deliver a standard Proprietary Information and Inventions Agreement.
2.7.    Employee Agreements. Unless approved by the Board, all future employees of the Company who shall purchase, or receive options to purchase, shares of Common Stock following the date hereof shall be required to execute stock purchase or option agreements providing for (a) vesting of shares over a four (4) year period with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or services, and the remaining shares vesting in equal monthly installments over the following thirty-six (36) months thereafter and (b) a one hundred and eighty (180)-day lockup period in connection with the Company’s IPO. Unless approved by the Board, all future employees of the Company who shall receive restricted stock units settleable for shares of Common Stock following the date hereof shall be required to execute restricted stock unit agreements providing for (a) vesting of shares over a four (4) year period with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or services, and the remaining shares vesting in equal quarterly installments over the following twelve (12) quarters thereafter and (b) a one hundred and eighty (180)-day lockup period in connection with the Company’s IPO. The Company shall retain a right of first refusal on transfers until the Company’s IPO and the right to repurchase unvested shares at cost. If the Board allows a holder of stock options to exercise such options prior to full vesting, the unvested shares shall be subject to a repurchase option in favor of the Company, which shall provide that upon termination of employment with or without cause, the Company may repurchase, at cost, any unvested shares held by such holder.
2.8.    Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board by the Investors (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Restated Certificate or Bylaws of the Company (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors and (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company.
2.9.    Confidentiality. Each Investor agrees, severally and not jointly, to use the same degree of care as such Investor uses to protect its own confidential information for any information

CONFIDENTIAL	18

obtained pursuant to this Agreement (including notice of the Company’s intention to file a registration statement) and such Investor acknowledges that it will not, unless otherwise required by law or the rules of any national securities exchange, association or marketplace, disclose such information without the prior written consent of the Company except such information that (a) was in the public domain prior to the time it was furnished to such Investor, (b) is or becomes (other than as a result of a breach of this Section 2.9 by such Investor) generally available to the public, (c) was in its possession or known by such Investor without restriction prior to receipt from the Company, (d) was rightfully disclosed to such Investor by a third party without restriction or without a breach of any obligation of confidentiality such third party may have to the Company or (e) was independently developed without any use of the Company’s confidential information. Notwithstanding the foregoing, each Investor that is a limited partnership or limited liability company may disclose such proprietary or confidential information to any former partners or members who retained an economic interest in such Investor, current or prospective partner of the partnership or any subsequent partnership under common investment management, limited partner, general partner, member or management company of such Investor (or any employee or representative of any of the foregoing) (each of the foregoing persons, a “Permitted Disclosee”) or legal counsel, accountants or representatives for such Investor; provided, that, such Investor informs each of the foregoing parties that such information is confidential and directs each such party to maintain the confidentiality of such information. Furthermore, nothing contained herein shall prevent any Investor or any Permitted Disclosee from (i) entering into any business, entering into any agreement with a third party, or investing in or engaging in investment discussions with any other company (whether or not competitive with the Company), provided that such Investor or Permitted Disclosee does not, except as permitted in accordance with this Section 2.9, disclose or otherwise make use of any proprietary or confidential information of the Company or any other information obtained pursuant to this Agreement in connection with such activities, or (ii) making any disclosures required by law, rule, regulation or court or other governmental order.
2.10.    FCPA. The Company represents that it shall not (and shall not permit any of its subsidiaries or affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to) promise, authorize or make any payment to, or otherwise contribute any item of value, directly or indirectly, to any third party, including any Non-U.S. Official (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), in each case, in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further represents that it shall (and shall cause each of its subsidiaries and affiliates to) cease all of its or their respective activities, as well as remediate any actions taken by the Company, its subsidiaries or affiliates, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further represents that it shall (and shall cause each of its subsidiaries and affiliates to) maintain systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law.
2.11.    Key Person Insurance. The Company shall maintain “key person” life insurance coverage on the life of Steve Huffman on reasonable and customary terms and in an amount to be determined by the Board in good faith if the Board determines that such coverage is appropriate and in the best interest of the Company and its stockholders. The Company would be named the sole beneficiary under any such policy.

CONFIDENTIAL	19

2.12.    Termination of Certain Covenants.    The covenants set forth in Sections 2.6, 2.7 and 2.10 shall terminate and be of no further force or effect upon the consummation of (a) the IPO, (b) a Liquidation Event, (c) a Reporting Event or (d) upon termination of the Agreement or such Sections 2.6, 2.7 and 2.10 pursuant to Section 6.7 below.
3.    Drag-Along.
3.1.    Definitions. A “Sale of the Company” shall mean either: (a) a transaction or series of related transactions in which a party, or a group of related parties, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a “Stock Sale”); or (b) a transaction that otherwise qualifies as a Liquidation Event.
3.2.    Actions to be Taken. In the event that (a) Steve Huffman, for so long as he is serving as the Chief Executive Officer of the Company, and if Mr. Huffman is no longer serving as the Chief Executive Officer, the holders of a majority of the voting power of the shares of Common Stock issuable or issued upon conversion of the Series C Stock, Series D Stock, Series E Stock, Series F Stock, and Series F-1 Stock (in each case, including any shares of Class A Common Stock issued upon conversion of the Class B Common Stock), voting together as a single class, (b) the holders of a majority of the voting power of the shares of Common Stock issuable or issued upon conversion of the Series B Stock (including any shares of Class A Common Stock issued upon conversion of the Class B Common Stock), (c) the holders of a majority of the voting power of the shares of Common Stock issuable or issued upon conversion of the Series A Stock (including any shares of Class A Common Stock issued upon conversion of the Class B Common Stock), (d) the holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock held by Common Holders who are past or present service providers of the Company (treating for this purpose all shares of Class A Common Stock and Class B Common Stock issuable upon exercise of or conversion of outstanding options, restricted stock units, warrants or convertible securities, as if exercised and/or converted or exchanged), which for purposes of clarity shall exclude Advance; and (e) the Board (collectively, the “Requisite Holders”) approve a Sale of the Company in writing, specifying that this Section 3 shall apply to such transaction, then each Stockholder and the Company hereby agree:
(a)    if such transaction requires stockholder approval, with respect to all shares that each Stockholder owns or over which such Stockholder otherwise exercises voting power, to vote (in person, by proxy or by action by written consent, as applicable) all shares in favor of, and adopt, such Sale of the Company (together with any related amendment to the Restated Certificate required in order to implement such Sale of the Company) and to vote in opposition to any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate such Sale of the Company;
(b)    if such transaction is a Stock Sale, to sell the number shares of capital stock of the Company beneficially held by such Stockholder in the proportion and on the other terms and conditions approved by the Requisite Holders, except as permitted in Section 3.3 below;
(c)    to execute and deliver all related documentation and take such other action in support of the Sale of the Company as shall reasonably be requested by the Company or the other Requisite Holders in order to carry out the terms and provision of this Section 3, including, without limitation, executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, indemnity agreement, escrow agreement, consent, waiver, governmental filing, share

CONFIDENTIAL	20

certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances) and any similar or related documents;
(d)    not to deposit, and to cause their Affiliates not to deposit, except as provided in this Agreement, any shares of the Company owned by such party or Affiliate in a voting trust or subject any shares to any arrangement or agreement with respect to the voting of such shares, unless specifically requested to do so by the acquiror in connection with the Sale of the Company;
(e)    to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company;
(f)    if the consideration to be paid in exchange for the shares pursuant to this Section 3 includes any securities and due receipt thereof by any Stockholder would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (y) the provision to any Stockholder of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Act, the Company may cause to be paid to any such Stockholder in lieu thereof, against surrender of the shares which would have otherwise been sold by such Stockholder, an amount in cash equal to the fair value (as determined in good faith by the Company) of the securities which such Stockholder would otherwise receive as of the date of the issuance of such securities in exchange for the shares; and
(g)    in the event that the Requisite Holders, in connection with such Sale of the Company, appoint a stockholder representative (the “Stockholder Representative”) with respect to matters affecting the Stockholders under the applicable definitive transaction agreements following consummation of such Sale of the Company, (x) to consent to (i) the appointment of such Stockholder Representative, (ii) the establishment of any applicable escrow, expense or similar fund in connection with any indemnification or similar obligations and (iii) the payment of such Stockholder’s pro rata portion (from the applicable escrow or expense fund or otherwise) of any and all reasonable fees and expenses to such Stockholder Representative in connection with such Stockholder Representative’s services and duties in connection with such Sale of the Company and its related service as the representative of the Stockholders and (y) not to assert any claim or commence any suit against the Stockholder Representative or any other Stockholder with respect to any action or inaction taken or failed to be taken by the Stockholder Representative in connection with its service as the Stockholder Representative, absent fraud or willful misconduct.
Notwithstanding anything herein to the contrary, in no event shall a Stockholder be required to comply with Section 3.2 in connection with any proposed Sale of the Company if doing so would require a vote on a matter set forth in Section 1.2 of the Holder Voting Agreements between certain Investors and Steve Huffman, dated on or around July 31, 2017, December 17, 2018 and April 28, 2020 (the “Series C Holder Voting Agreements”), on a matter set forth in Section 1.2 of the Holder Voting Agreements between certain Investors and Steve Huffman dated on or around January 25, 2019 (the “Series D Holder Voting Agreements”), on a matter set forth in Section 1.2 of the Holder Voting Agreements between certain Investors and Steve Huffman dated between February 8, 2021 and June 1, 2021 (the “Series E Holder Voting Agreements”), or on a matter set forth in Section 1.2 of the Holder Voting Agreements between certain Investors and Steve Huffman dated on or around the date hereof (the “Series F-1 Holder Voting Agreements”) and unless the Requisite Holders include the holders of a majority of the voting power (not voting by proxy) of the shares of Common Stock issuable or issued upon conversion of the Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series F-1 Stock (in each case,

CONFIDENTIAL	21

including any shares of Class A Common Stock issued upon conversion of the Class B Common Stock), voting together as a single class.
3.3.    Exceptions. Notwithstanding the foregoing, a Stockholder will not be required to comply with Section 3.2 above in connection with any proposed Sale of the Company (the “Proposed Sale”), unless:
(a)    any representations and warranties to be made by such Stockholder in connection with the Proposed Sale are limited to representations and warranties related to authority, ownership and the ability to convey title to such shares, including, but not limited to, representations and warranties that (i) the Stockholder holds all right, title and interest in and to the shares such Stockholder purports to hold, free and clear of all liens and encumbrances, (ii) the obligations of the Stockholder in connection with the transaction have been duly authorized, if applicable, (iii) the documents to be entered into by the Stockholder have been duly executed by the Stockholder and delivered to the acquirer and are enforceable against the Stockholder in accordance with their respective terms; and (iv) neither the execution and delivery of documents to be entered into in connection with the transaction, nor the performance of the Stockholder’s obligations thereunder, will cause a breach or violation of the terms of any agreement, law or judgment, order or decree of any court or governmental agency;
(b)    the Stockholder shall not be liable for the inaccuracy of any representation or warranty made by any other person in connection with the Proposed Sale, other than the Company (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any stockholder of any of identical representations, warranties and covenants provided by all stockholders);
(c)    the liability for indemnification, if any, of such Stockholder in the Proposed Sale and for the inaccuracy of any representations and warranties made by the Company or its Stockholders in connection with such Proposed Sale, is several and not joint with any other person (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any stockholder of any of identical representations, warranties and covenants provided by all stockholders), and is pro rata in proportion to, and does not exceed, the amount of consideration paid to such Stockholder in connection with such Proposed Sale;
(d)    liability shall be limited to such Stockholder’s applicable share (determined based on the respective proceeds payable to each Stockholder in connection with such Proposed Sale in accordance with the provisions of the Restated Certificate) of a negotiated aggregate indemnification amount that applies equally to all Stockholders but that in no event exceeds the amount of consideration otherwise payable to such Stockholder in connection with such Proposed Sale, except with respect to claims related to fraud by such Stockholder, the liability for which need not be limited as to such Stockholder;
(e)    upon the consummation of the Proposed Sale (i) each holder of each class or series of the Company’s stock will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of stock, (ii) each holder of a series of Preferred Stock will receive the same amount of consideration per share of such series of Preferred Stock as is received by other holders in respect of their shares of such same series, (iii) each holder of Class A Common Stock or Class B Common Stock, as applicable, will receive the same amount of consideration per share of Class A Common Stock or Class B Common

CONFIDENTIAL	22

Stock, as applicable, as is received by other holders in respect of their shares of Class A Common Stock or Class B Common Stock and (iv) unless the holders of a majority of the voting power of the Series A Stock (voting as a separate series), a majority of the voting power of the Series B Stock (voting as a separate series), a majority of the voting power of the Series C Stock (voting as a separate series), a majority of the voting power of the Series D Stock (voting as a separate series), a majority of the voting power of the Series E Stock (voting as a separate series), and a majority of the voting power of the Series F Stock and Series F-1 Stock (voting together as a separate series) elect to receive a lesser amount by written notice given to the Company at least ten (10) days prior to the effective date of any such Proposed Sale, the aggregate consideration receivable by all holders of the Preferred Stock and Common Stock shall be allocated among the holders of Preferred Stock and Common Stock on the basis of the relative liquidation preferences to which the holders of each respective series of Preferred Stock and the holders of Common Stock are entitled in a Liquidation Event in accordance with the Restated Certificate in effect immediately prior to the Proposed Sale; provided, however, that, notwithstanding the foregoing, if the consideration to be paid in exchange for shares of the Company, as applicable, pursuant to this Section 3 includes any securities and due receipt thereof by any Stockholder would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (y) the provision to any Stockholder of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Act, the Company may cause to be paid to any such Stockholder in lieu thereof, against surrender of the Stockholder’s shares, which would have otherwise been sold by such Stockholder, an amount in cash equal to the fair value (as determined in good faith by the Company) of the securities which such Stockholder would otherwise receive as of the date of the issuance of such securities in exchange for the shares, as applicable;
(f)    subject to clause (e) above, requiring the same form of consideration to be available to the holders of any single class or series of capital stock, if any holders of any capital stock of the Company are given an option as to the form and amount of consideration to be received as a result of the Proposed Sale, all holders of such capital stock will be given the same option; provided, however, that nothing in this Section 3.3(f) shall entitle any holder to receive any form of consideration that such holder would be ineligible to receive as a result of such holder’s failure to satisfy any condition, requirement or limitation that is generally applicable to the Company’s stockholders; and
(g)    if such Stockholder is required to enter into a non-competition and/or non-solicitation arrangement, such Stockholder is not a VC Investor.
3.4.    Remedies. The Company agrees to use its best efforts, within the requirements of applicable law, to ensure that the rights granted under this Agreement are effective and that the parties enjoy the benefits of this Agreement. Unless separately agreed between the Company and such Investors, each party to this Agreement hereby constitutes and appoints as the proxies of the party and hereby grants a power of attorney to the President of the Company, and a designee of the Requisite Holders, and each of them, with full power of substitution, with respect to the matters set forth in this Section 3, and hereby authorizes each of them to represent and vote, if and only if the party (i) fails to vote, or (ii) attempts to vote (whether by proxy, in person or by written consent), in a manner which is inconsistent with the terms of this Section 3, all of such party’s shares of Company capital stock in accordance with the terms and provisions of this Section 3 or to take any action necessary to effect this Section 3. Each of the proxy and power of attorney granted pursuant to the immediately preceding sentence is given in consideration of the agreements and covenants of the Company and the parties in connection with the transactions contemplated by this Agreement and, as such, each is coupled with an interest and shall be irrevocable unless and until this Section 3 terminates or expires pursuant to Section 3.5 hereof. Except for, and to the

CONFIDENTIAL	23

extent they do not conflict with the proxy and power of attorney granted under this Section 3.4, the proxies granted pursuant to that certain Amended and Restated Right of First Refusal Agreement of even date herewith, that Side Letter Agreement, dated as of September 19, 2014 by and between certain Investors, the Series C Holder Voting Agreements, the Series D Holder Voting Agreements, the Series E Holder Voting Agreements, the Series F-1 Holder Voting Agreements, the Company’s Amended and Restated 2012 Stock Option and Grant Plan and the Company’s 2017 Equity Incentive and Grant Plan, each party hereto hereby revokes any and all previous proxies or powers of attorney with respect to the shares and shall not hereafter, unless and until this Section 3 terminates or expires, purport to grant any other proxy or power of attorney with respect to any of the shares, deposit any of the shares into a voting trust or enter into any agreement, arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the shares, in each case, with respect to any of the matters set forth herein. Each party acknowledges and agrees that each party hereto will be irreparably damaged in the event any of the provisions of this Section 3 are not performed by the parties in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each of the Company and the Stockholders shall be entitled to an injunction to prevent breaches of this Section 3, and to specific enforcement of this Section 3 and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.
3.5.    Term. This Section 3 shall continue in effect until and shall terminate upon the earliest to occur of (a) the consummation of the IPO, (b) the consummation of a Sale of the Company and distribution of proceeds to or escrow for the benefit of the Stockholders in accordance with the Restated Certificate, provided that this Section 3 will continue in effect after the closing of such Sale of the Company to the extent necessary to enforce the provisions of this Section 3 with respect to such Sale of the Company, (c) a Reporting Event or (d) upon termination of the Agreement or such Section 3 pursuant to Section 6.7 below.
3.6.    Transfers. Each transferee or assignee of any shares subject to this Section 3 shall continue to be subject to the terms hereof, and, as a condition precedent to the Company’s recognizing such transfer, each transferee or assignee shall agree in writing to be subject to each of the terms of this Section 3 by executing and delivering an Adoption Agreement substantially in the form attached hereto as Exhibit A. Upon the execution and delivery of an Adoption Agreement by any transferee, such transferee shall be deemed to be a party hereto as if such transferee were the transferor and such transferee’s signature appeared on the signature pages of this Agreement and shall be deemed to be an Investor and Stockholder, or Common Holder and Stockholder, as applicable. The Company shall not permit the transfer of the shares subject to this Section 3 on its books or issue a new certificate representing any such shares unless and until such transferee shall have complied with the terms of this Section 3.6. Each certificate instrument, or book entry representing the shares subject to this Section 3 if issued on or after the date of this Agreement shall be notated by the Company with the following legend:
THE SHARES REPRESENTED HEREBY ARE SUBJECT TO A CERTAIN AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT CONTAINING VOTING PROVISIONS, AS MAY BE AMENDED FROM TIME TO TIME, (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY SUCH VOTING PROVISIONS.

CONFIDENTIAL	24

4.    Special Rights of Tencent.
4.1.    Restricted Person Approval. Notwithstanding any other provision to the contrary, for so long as Tencent holds at least 5,764,008 shares of the Series D Stock and/or Series D-1 Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares after the date hereof) (the “Holding Requirement”), Tencent shall have a right to prohibit any proposed Trade Sale by the Company (as defined below), or issuance by the Company of the Company’s securities, in each case, to any Restricted Persons (as defined below).
(a)    “Restricted Persons” means any of the following:
(i)    Alibaba Group Holding Limited;
(ii)    Qihoo 360 Technology Co. Ltd. (三六零科技股份有限公司);
(iii)    Ant Group Co., Ltd. (蚂蚁科技集团股份有限公司);
(iv)    (x) Bytedance Ltd, Bytedance (HK) Limited or Beijing ByteDance Technology Co Ltd (北京字节跳动科技有限公司) (together, “Bytedance”); or (y) any other entity that owns or controls “今日头条”, “抖音” or “Tik Tok”, provided that at least fifty percent (50%) of the revenues generated by the ultimate parent company of such acquiring or controlling entity (the accounts of which would be consolidated with the subsidiaries of such ultimate parent company in its consolidated financial statements prepared in accordance with applicable accounting principles) shall be derived from the greater China market (including mainland China, Taiwan, Hong Kong and Macau) during any 12-month period in the three years preceding such proposed Trade Sale by the Company or issuance by the Company of the Company’s Securities, as applicable (a “Chinese Acquirer”);
(v)    NetEase Inc.; and
(vi)    any person or entity that directly or indirectly, controls, is controlled by, or is under common control with any of (i) to (v) above.
(b)    “Trade Sale” means any merger, consolidation, transfer of shares or other form of restructuring of the Company that results in the Company’s shareholders not retaining at least 50% of the voting power of the surviving or resulting company, or a sale of all or substantially all the Company’s assets, or an exclusive license of all or substantially all of the Company’s intellectual property that constitutes the effective disposition of all or substantially all of the Company’s intellectual property.
(c)    “control” (including the terms “controlling” and “controlled”), means, to the Company’s actual knowledge after reasonable inquiry, the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of such subject person through the ownership of a majority of voting securities of such subject person, or through contract or otherwise, such that the controlling person and such subject person would be in the same consolidated group under IFRS or US GAAP, as applicable.
(d)    In the event that any entity other than Bytedance or a Chinese Acquirer owns or controls “今日头条”, “抖音” or “Tik Tok”, the Company will, if requested by Tencent, discuss modification of this Section 4.1 to include such acquiring party in the definition of Restricted Persons

CONFIDENTIAL	25

above, but any modification will be subject to mutual agreement of the Company and Tencent in their respective discretion.
4.2.    Term. This Section 4 shall continue in effect until and shall terminate upon the earliest to occur of (a) the consummation of the IPO, (b) the consummation of a Sale of the Company, (c) a Reporting Event, (d) the date that Tencent no longer satisfies the Holding Requirement, and (d) the termination of this Agreement or such Section 4 pursuant to Section 6.7 below.
5.    Regulatory Compliance. If Tencent determines in good faith that, in connection with the exercise of any rights conferred or governed by this Agreement, the Amended and Restated Right of First Refusal Agreement, dated as of the date hereof, or the Restated Certificate (as they may be amended, supplemented or modified) (such rights being, the “Rights”), it is advisable and/or necessary to make a voluntary or mandatory filing or declaration with the Committee on Foreign Investment in the United States (a “CFIUS Filing”) or pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any other foreign applicable law designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade (such filing an “HSR Filing”), in all cases based on then current law, then Tencent shall provide the Company with prompt notice of such determination and all material information relied on by Tencent to make the determination (including, but not limited to, any involved parties, the anticipated dollar value, the specific code section implicated, the calculations used to determine whether a filing is required, the material information considered by Tencent in the determination of whether a filing is required, and the information Tencent will require the Company to provide to complete a filing) (collectively, such material information, a “Determination Disclosure”). Similarly, if the Company reasonably believes that a CFIUS Filing or HSR Filing would be required in connection with Tencent’s exercise of any Rights and provides Tencent with a written notice thereof and all material information relied on by the Company to make such determination, then Tencent shall provide the Company with a statement as to whether it agrees with such notice, along with a Determination Disclosure as to the requirement for such filing(s) reasonably prior to completing such transaction. All time periods within which actions must be taken or Rights exercised shall be tolled from and including the date Tencent or the Company, as the case may be, delivers any notice in accordance with this Section 5 through and including last day of the Waiting Period (as defined herein). If the Company determines in good faith, within 10 business days of written delivery by Tencent to the Company of a Determination Disclosure in accordance with this Section 5 (such period, the “Waiting Period”), that any CFIUS Filing and/or HSR Filing proposed by Tencent or otherwise required in connection with the exercise of such Rights would impose an unreasonable burden, or would have a material detrimental impact on the Company (a “Company Refused Filing”), then Tencent shall waive, or agree not to exercise, as applicable, the specific right(s) giving rise to the need to make such filing (and only such specific right(s)) and only to the extent necessary to avoid the need or advisability of such filing. In addition to and without limitation of the immediately preceding sentence, Tencent shall refrain from exercising such right(s) or making such filing until the later of the expiration of the Waiting Period and the execution of any waivers or amendments required to give effect to the undertaking by Tencent in this sentence, in order to provide the Company with the opportunity to make a determination regarding whether the filing is a Company Refused Filing. Tencent and the Company agree that with respect to any non-expedited HSR Filing, the costs and time associated with the customary preparation and submission of any such filings are not an unreasonable burden. To the extent Tencent determines that a CFIUS Filing and/or HSR Filing is required (other than a Company Refused Filing), Tencent and the Company agree, to the extent permitted by applicable law and subject to all applicable privileges (e.g., attorney-client privilege), to cooperate and supply the other with relevant information necessary for evaluating any such government filings; provided that neither party shall be required to share with or disclose to the other,

CONFIDENTIAL	26

information that is highly confidential or sensitive or, in the case of information to be shared by the Company with Tencent, is material non-public technical information.
6.    Miscellaneous.
6.1.    Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities); provided, however, that the rights provided to Tencent in Section 4 shall not inure to the benefit of, or transfer to, any other party that is not a similarly situated investment fund and Affiliate that is wholly owned directly or indirectly by the same ultimate parent of Tencent. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
6.2.    Governing Law and Dispute Resolution. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of California and to the jurisdiction of the United States District Court for the Northern District of California for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of California or the United States District Court for the Northern District of California, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.
6.3.    Counterparts; Facsimile. This Agreement may be executed and delivered by facsimile or electronic signature and in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument.
6.4.    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
6.5.    Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given upon the earlier to occur of actual receipt or: (a) upon personal delivery to the party to be notified, (b) when sent by electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) seven (7) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) three (3) business days after deposit with an internationally recognized courier, freight prepaid, specifying prompt delivery, with written verification of receipt, provided that any such notice provided under (c) or (d) above shall be accompanied by a copy to be delivered by electronic mail. Such time periods stated herein shall be calculated based on the time zone of the sender. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 6.5).

CONFIDENTIAL	27

6.6.    Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.
6.7.    Amendments and Waivers. This Agreement and any term hereof (other than Section 2.1, 2.2, 2.3, 2.4, 3, and 4) may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investors holding Registrable Securities representing a majority of the voting power of the outstanding Registrable Securities. The provisions of Section 2.1, 2.2 and 2.4 may be amended, terminated or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Major Investors holding Registrable Securities representing a majority of the voting power of the outstanding Registrable Securities that are then held by all of the Major Investors. The last paragraph of Section 3.2 may be amended, terminated or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Vy. Section 4 and 5 may be amended, terminated or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Tencent. Section 2.3 may be amended, terminated or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Inclusive. The provisions of Section 3 (other than the last paragraph) may be amended, terminated or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock held by Common Holders who are past or present service providers of the Company (treating for this purpose all shares of Class A Common Stock and Class B Common Stock issuable upon exercise of or conversion of outstanding options, restricted stock units, warrants or convertible securities, as if exercised and/or converted or exchanged), which for purposes of clarity shall exclude Advance; (b) the Investors holding a majority of the voting power of the shares of Common Stock issuable or issued upon conversion of the Series A Stock held by all Investors (including any shares of Class A Common Stock issued upon conversion of the Class B Common Stock), (c) the Investors holding a majority of the voting power of the shares of Common Stock issuable or issued upon conversion of the Series B Stock held by all Investors (including any shares of Class A Common Stock issued upon conversion of the Class B Common Stock), (d) Steve Huffman for so long as he is serving as the Chief Executive Officer of the Company, and if Mr. Huffman is no longer serving as the Chief Executive Officer, the Investors holding a majority of the voting power of the shares of Common Stock issuable or issued upon conversion of the Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series F-1 Stock held by all Investors (including in each case any shares of Class A Common Stock issued upon conversion of the Class B Common Stock), voting together as a single class, and (e) the Company, provided that any amendment or waiver of the last paragraph of Section 3.2 or Section 3.3(e)(iv) shall also require the written consent of Investors holding a majority of the voting power of the shares of Common Stock issuable or issued upon conversion of the Series C Stock held by all Investors (including any shares of Class A Common Stock issued upon conversion of the Class B Common Stock), a majority of the voting power of the shares of Common Stock issuable or issued upon conversion of the Series D Stock held by all Investors (including any shares of Class A Common Stock issued upon conversion of the Class B Common Stock), a majority of the voting power of the shares of Common Stock issuable or issued upon conversion of the Series E Stock held by all Investors (including any shares of Class A Common Stock issued upon conversion of the Class B Common Stock), and a majority of the voting power of the shares of Common Stock issuable or issued upon conversion of the Series F Stock and Series F-1 Stock held by all Investors, voting together as a single class with respect to Section 3.2, and each series voting as separate series with respect to Section 3.3(e)(iv). Any amendment or waiver effected in accordance with this paragraph shall be binding upon

CONFIDENTIAL	28

each holder of any Registrable Securities, each future holder of all such Registrable Securities and the Company.
6.8.    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
6.9.    Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities (including affiliated venture capital funds or venture capital funds under common investment management) or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
6.10.    Additional Parties.
(a)    Additional Investors. Notwithstanding Section 6.7, if the Company issues additional shares of Preferred Stock after the date hereof, any purchaser of such shares of Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Stockholders shall be required for such joinder to this Agreement by such additional Investor.
(b)    Additional Common Holders. Notwithstanding Section 6.7, in the event that after the date of this Agreement, the Company enters into an agreement with any person to issue shares of Common Stock or options or restricted stock units to acquire Common Stock to such person, following which such Person shall hold shares of Common Stock constituting one percent (1%) or more of the Company’s then outstanding capital stock (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, restricted stock units, warrants or convertible securities, as if exercised and/or converted or exchanged), then, the Company shall cause such Person, as a condition precedent to entering into such agreement, to become a party to this Agreement by executing an Adoption Agreement in the form attached hereto as Exhibit A, agreeing to be bound by and subject to the terms of this Agreement as a Stockholder and thereafter such person shall be deemed a Common Holder and Stockholder for all purposes under this Agreement. No action or consent by the Stockholders shall be required for such joinder to this Agreement by such additional Common Holder.
6.11.    Dual Class Common Stock. Any provision of this Agreement that provides for a consent right of the holders of Common Stock, Preferred Stock (on an as-converted basis) or shares of Common Stock issued or issuable upon conversion of outstanding shares of Preferred Stock shall be based on the voting power of such shares, which, in the case of Preferred Stock (on an as-converted basis) or shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock shall be based on the class of Common Stock into which such shares of Preferred Stock are directly convertible as of the time of measurement
6.12.    Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Upon the effectiveness of this Agreement, the Prior

CONFIDENTIAL	29

Agreement shall be deemed amended and restated and superseded and replaced in its entirety by this Agreement and shall be of no further force or effect.
(Signature page follows)

CONFIDENTIAL	30

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

Reddit, Inc.

By:	/s/ Steve Huffman
Name:	Steve Huffman
Title:	Chief Executive Officer

Address:	1455 Market Street, Suite 1600 San Francisco, CA 94041

CONFIDENTIAL

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

ADVANCE MAGAZINE PUBLISHERS INC.

By:	/s/ Steven O. Newhouse
Steven O. Newhouse, Co-President

CONFIDENTIAL	32

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

ATREIDES FOUNDATION MASTER FUND LP
By: Atreides Foundation Fund GP, LLC, its General Partner

By:	/s/ Dunyelle Rosen
Name:	Dunyelle Rosen
Title:	General Counsel & CCO

ATREIDES SPECIAL CIRCUMSTANCES FUND, LLC – SERIES J DIS
Series J DIs, a series of Atreides Special Circumstances Fund, LLC
By: Atreides Special Circumstances, LLC, its Managing Member

By:	/s/ Dunyelle Rosen
Name:	Dunyelle Rosen
Title:	General Counsel & CCO

CONFIDENTIAL	33

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BASE10 ADVANCE INITIATIVE I, L.P.

By: Base10 Advancement Initiative I GP, LLC
its General Partner

By:	/s/ TJ Nahigian
Name:	TJ Nahigian
Title:	Managing Member

CONFIDENTIAL	34

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Fidelity Contrafund: Fidelity Contrafund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Contrafund Commingled Pool
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Contrafund: Fidelity Contrafund K6

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Contrafund: Fidelity Advisor New Insights Fund - Sub A

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Global Growth and Value Investment Trust - Sub A
By its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

CONFIDENTIAL	35

Fidelity Insights Investment Trust
By its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Contrafund: Fidelity Flex Opportunistic Insights Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Variable Insurance Products Fund II: VIP Contrafund Portfolio – Subportfolio A

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Canadian Growth Company Fund
By its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

CONFIDENTIAL	36

Fidelity Global Innovators Investment Trust
By its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Special Situations Fund
By its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Securities Fund: Fidelity Blue Chip Growth Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Blue Chip Growth Commingled Pool
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

CONFIDENTIAL	37

Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund
By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Blue Chip Growth Institutional Trust
By its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

FIAM Target Date Blue Chip Growth Commingled Pool
By: Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Capital Trust: Fidelity Flex Small Cap Fund - Small Cap Growth Subportfolio

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Securities Fund: Fidelity Small Cap Growth Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Securities Fund: Fidelity Small Cap Growth K6 Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

CONFIDENTIAL	38

Fidelity Advisor Series I: Fidelity Advisor Growth Opportunities Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity U.S. Growth Opportunities Investment Trust
by its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity NorthStar Fund – Sub D
by its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Advisor Series VII: Fidelity Advisor Technology Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Variable Insurance Products Fund IV: VIP Technology Portfolio

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

CONFIDENTIAL	39

Fidelity Securities Fund: Fidelity OTC Portfolio

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity OTC Commingled Pool
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Securities Fund: Fidelity OTC K6 Portfolio

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Central Investment Portfolios LLC: Fidelity U.S. Equity Central Fund - Communication Services Sub

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Select Portfolios: Select Communication Services Portfolio

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

CONFIDENTIAL	40

Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company K6 Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Growth Company Commingled Pool
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

FIAM Target Date Large Cap Stock Commingled Pool

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

CONFIDENTIAL	41

Fidelity Advisor Series I: Fidelity Advisor Large Cap Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Concord Street Trust: Fidelity Founders Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Concord Street Trust: Fidelity Large Cap Stock Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Concord Street Trust: Fidelity Large Cap Stock K6 Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Destiny Portfolios: Fidelity Advisor Capital Development Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Destiny Portfolios: Fidelity Advisor Diversified Stock Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

CONFIDENTIAL	42

Fidelity Founders Investment Trust

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Hastings Street Trust: Fidelity Series Large Cap Stock Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Large Cap Stock Institutional Trust

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Puritan Trust: Fidelity Puritan Fund - Equity Sub B

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Select Portfolios: Select Technology Portfolio

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

CONFIDENTIAL	43

Variable Insurance Products Fund IV: Technology Portfolio

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

CONFIDENTIAL	44

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTOR:

HYDRAZINE CAPITAL II, L.P.
By:	Hydrazine Capital II GP, LLC
Its General Partner

By:	/s/ Sam Altman
Name:	Sam Altman
Title:	Managing Director

APOLLO PROJECTS, L.P.
By: Apollo Projects GP, LLC, its General Partner

By:	/s/ Sam Altman
Name:	Sam Altman
Title:	Managing Director

APOLLO PROJECTS SPV-A, L.P.
By: Apollo Projects SPV-A GP, LLC, its General Partner

By:	/s/ Sam Altman
Name:	Sam Altman
Title:	Managing Director

APOLLO PROJECTS SPV-B, L.P.
By: Apollo Projects SPV-A GP, LLC, its General Partner

By:	/s/ Sam Altman
Name:	Sam Altman
Title:	Managing Director

CONFIDENTIAL	45

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTOR:

INCLUSIVE CAPITAL PARTNERS SPRING MASTER FUND, L.P.
By: Spring GP I, L.P.
Its: General Partner

By:	/s/ Charles Siu
Name:	Charles Siu
Title:	Chief Financial Officer

CONFIDENTIAL	46

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTOR:

INCLUSIVE CAPITAL PARTNERS SPRING MASTER FUND II, L.P.
By: Spring GP II, L.P.
Its: General Partner

By:	/s/ Charles Siu
Name:	Charles Siu
Title:	Chief Financial Officer

CONFIDENTIAL	47

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTOR:

MODERNIST VENTURE CLUB X, LP

By:	/s/ Albert Chen
Name:	Albert Chen
Title:	Managing Member

CONFIDENTIAL	48

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTOR:

QUIET FUND II WAREHOUSE LLC
By: QUIET GROWTH II GP, LLC
Its: General Partner

By:	/s/ Carlos Lopez Enriquez
Carlos Lopez Enriquez
Authorized Signatory

QUIET VENTURE II, L.P.
By: QUIET VENTURE II GP, LLC
Its: General Partner

By:	/s/ Carlos Lopez Enriquez
Carlos Lopez Enriquez
Authorized Signatory

QUIET GROWTH I, LP
By: Quiet Growth I GP, LLC
Its: General Partner

By:	/s/ Carlos Lopez Enriquez
Carlos Lopez Enriquez
Authorized Signatory

CONFIDENTIAL	49

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTOR:

QUIET SPV R6, L.P.
By: QUIET SPV R6, LLC
Its: General Partner

By:	/s/ Carlos Lopez Enriquez
Carlos Lopez Enriquez
Authorized Signatory

QUIET SPV R7, L.P.
By: QUIET SPV R6 , LLC
Its: General Partner

By:	/s/ Carlos Lopez Enriquez
Carlos Lopez Enriquez
Authorized Signatory

CONFIDENTIAL	50

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTORS:

TACIT CAPITAL FUND, LP – SERIES R1
By: Tacit Capital, LLC its GP

By:	/s/ Ben Mahdavi
Name:	Ben Mahdavi
Its:	Managing Member

TACIT CAPITAL FUND, LP – SERIES R2
By: Tacit Capital, LLC its GP

By:	/s/ Ben Mahdavi
Name:	Ben Mahdavi
Its:	Managing Member

TACIT CAPITAL FUND, LP – SERIES R3
By: Tacit Capital, LLC its GP

By:	/s/ Ben Mahdavi
Name:	Ben Mahdavi
Its:	Managing Member

TACIT CAPITAL FUND, LP – SERIES R4
By: Tacit Capital, LLC Its: General Partner

By:	/s/ Ben Mahdavi
Name:	Ben Mahdavi
Its:	Managing Member

CONFIDENTIAL	51

TACIT CAPITAL FUND, LP – SERIES R5
By: Tacit Capital, LLC
Its: General Partner

By:	/s/ Ben Mahdavi
Name:	Ben Mahdavi
Its:	Managing Member

CONFIDENTIAL	52

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTOR:

TENCENT CLOUD EUROPE B.V.

By:	/s/ Hai Tao Pu
Name:	Hai Tao Pu
Title:	Director

CONFIDENTIAL	53

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.
INVESTOR:

VALOR REDDIT HOLDINGS L.P.
By: Valor Reddit GP Holdings, LLC
Its: General Partner

By:	/s/ Antonio Gracias
Name:	Antonio Gracias
Title:	Authorized Officer

VALOR R&D SERIES LLC – SERIES CW

By:	/s/ Antonio Gracias
Name:	Antonio Gracias
Title:	Authorized Officer

CONFIDENTIAL	54

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

VYC12 LIMITED

By:	/s/ Daniel Schwarz
Name:	Daniel Schwarz
Title:	Director

By:	/s/ Katja Lake
Name:	Katja Lake
Title:	Director

VYC19 LIMITED

By:	/s/ Daniel Schwarz
Name:	Daniel Schwarz
Title:	Director

By:	/s/ Katja Lake
Name:	Katja Lake
Title:	Director

CONFIDENTIAL	55

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

VY FUND I, LP

By: VY GP II Limited
Its: General Partner

By:	s/ Steven Sokohl
Name:	Steven Sokohl
Title:	Director

Address:
Trident Trust Company (Cayman) Limited, Fourth Floor, One Capital Place, P.O. Box 847, Grand Cayman, KY1-1103, Cayman Islands

CONFIDENTIAL	56

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

STEVE HUFFMAN

/s/ Steve Huffman
Steve Huffman

CONFIDENTIAL	57

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

JENNIFER WONG

/s/ Jennifer Wong
Jennifer Wong

CONFIDENTIAL	58

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

YISHAN WONG

/s/ Yishan Wong
Yishan Wong

CONFIDENTIAL	59

SCHEDULE A
SCHEDULE OF INVESTORS

500 Startups II, L.P.
A Capital Partners, L.P. for itself and as nominee for A Capital Parallel Fund A, L.P. and A Capital Parallel Fund B, L.P.
Advance Magazine Publishers Inc.
AH Parallel Fund IV, L.P., as nominee
Andreessen Horowitz Fund IV, L.P., as nominee
Apollo Projects, L.P.
Apollo Projects SPV-A, L.P.
Apollo Projects SPV-B, L.P.
Atreides Foundation Master Fund LP
Atreides Special Circumstances Fund, LLC – Series J DIs
Base10 Advance Initiative I, L.P. Berggruen Holdings Ltd.
Bret Johnsen
CapitalB Private Holdings 5, LLC
Christopher Paik
CKE Associates, LLC
Claremount TW, L.P.
Collaborative I, LP
Craft Ventures I, L.P.
Craft Ventures I-A, L.P.
Craft Ventures I-B, L.P.
Ellen Pao Separate Property Revocable Trust
F&W INVESTMENTS LP - SERIES 2019
FIAM Target Date Blue Chip Growth Commingled Pool
FIAM Target Date Large Cap Stock Commingled Pool
Fidelity Advisor Series I: Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Series I: Fidelity Advisor Large Cap Fund
Fidelity Advisor Series VII: Fidelity Advisor Technology Fund
Fidelity Blue Chip Growth Commingled Pool
Fidelity Blue Chip Growth Institutional Trust
Fidelity Canadian Growth Company Fund
Fidelity Capital Trust: Fidelity Flex Small Cap Fund - Small Cap Growth Subportfolio
Fidelity Central Investment Portfolios LLC: Fidelity U.S. Equity Central Fund - Communication Services Sub
Fidelity Concord Street Trust: Fidelity Founders Fund
Fidelity Concord Street Trust: Fidelity Large Cap Stock Fund
Fidelity Concord Street Trust: Fidelity Large Cap Stock K6 Fund
Fidelity Contrafund Commingled Pool
Fidelity Contrafund: Fidelity Advisor New Insights Fund - Sub A
Fidelity Contrafund: Fidelity Contrafund
Fidelity Contrafund: Fidelity Contrafund K6

CONFIDENTIAL	60

Fidelity Contrafund: Fidelity Flex Opportunistic Insights Fund
Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund
Fidelity Destiny Portfolios: Fidelity Advisor Capital Development Fund
Fidelity Destiny Portfolios: Fidelity Advisor Diversified Stock Fund
Fidelity Founders Investment Trust
Fidelity Global Innovators Investment Trust
Fidelity Global Growth and Value Investment Trust - Sub A
Fidelity Growth Company Commingled Pool
Fidelity Hastings Street Trust: Fidelity Series Large Cap Stock Fund
Fidelity Insights Investment Trust
Fidelity Large Cap Stock Institutional Trust
Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund
Fidelity Mt. Vernon Street Trust: Fidelity Growth Company K6 Fund
Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund
Fidelity NorthStar Fund - Sub D
Fidelity OTC Commingled Pool
Fidelity Puritan Trust: Fidelity Puritan Fund - Equity Sub B
Fidelity Securities Fund: Fidelity Blue Chip Growth Fund
Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund
Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund
Fidelity Securities Fund: Fidelity OTC K6 Portfolio
Fidelity Securities Fund: Fidelity OTC Portfolio
Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund
Fidelity Securities Fund: Fidelity Small Cap Growth Fund
Fidelity Securities Fund: Fidelity Small Cap Growth K6 Fund
Fidelity Select Portfolios: Select Communication Services Portfolio
Fidelity Select Portfolios: Select Technology Portfolio
Fidelity U.S. Growth Opportunities Investment Trust
Fidelity Special Situations Fund
FMZ Ventures Fund I, LP
Glean Tech Fund II LP
Glean Tech II LLC – Series A-RT
HH RSV-VI Holdings Limited
Hydrazine Capital II, L.P.
Ilya Sutskever
Inclusive Capital Partners Spring Master Fund, L.P.
Inclusive Capital Partners Spring Master Fund II, L.P.
Initialized Capital Special Opportunities Fund I, L.P.
Jawed Karim Investments, LLC
Jeremy Edberg
Jessica Livingston
Joshua Schachter
Keith Rabois
Larry Gadea
Mader-Naficy Revocable Trust UAD 11/21/2000

CONFIDENTIAL	61

Math+Magic II, LLC
Michael William Seibel Revocable Trust
Mithril LP
Modernist Venture Club X, LP
Montauk Ventures, LLC
Morgan Sawchuk
Paul Buchheit
PENSCO TRUST COMPANY LLC CUSTODIAN FBO RONALD C. CONWAY IRA
Quiet Fund II Warehouse LLC
Quiet Growth I, L.P.
Quiet SPV R6, L.P.
Quiet SPV R7, L.P.
Quiet Venture II, L.P.
Ralston Family Trust Geoffrey Ralston As Trustee
Robert A. Sauerberg, Jr. 2002 Revocable Trust
Robert Walters
Sayre E. Stevick
Sequoia Capital U.S. Growth Fund VI, L.P.
Sequoia Capital U.S. Growth VI Principals Fund, L.P.
Serkan Piantino
SOQRI Corporation
Storm King Ventures LLC
Tacit Capital Fund, LP — Series R1
Tacit Capital Fund, LP — Series R2
Tacit Capital Fund, LP — Series R3
Tacit Capital Fund, LP — Series R4
Tencent Cloud Europe B.V.
The Andreessen 1996 Living Trust
The Bain Revocable Trust DTD 4/3/13
The Buchheit Family 2010 Trust DTD 6/30/2010
The Conway Family Partnership, LP
The Hartz Family Revocable Trust
Thrive Capital Partners III, L.P.
Tikhon Bernstam
Valor R&D Series LLC – Series CW
Valor Reddit Holdings, L.P.
Variable Insurance Products Fund II: VIP Contrafund Portfolio - Subportfolio A
Variable Insurance Products Fund IV: Technology Portfolio
Variable Insurance Products Fund IV: VIP Technology Portfolio
VYC12 Limited
VYC19 Limited
VY Fund I, LP
Yishan Wong
Yun-Fang Juan

CONFIDENTIAL	62

SCHEDULE B
SCHEDULE OF COMMON HOLDERS
Yishan Wong
Steve Huffman
Alexis Ohanian
Jennifer Wong

CONFIDENTIAL	63

EXHIBIT A
ADOPTION AGREEMENT
This Adoption Agreement (“Adoption Agreement”) is executed on __________________, 20__, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement dated as of September 1, 2021 (the “Agreement”), by and among the Company and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows.
1.1    Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”), for one of the following reasons (Check the correct box):

☐
As a transferee of the Stock from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for purposes of Section 3, and the corresponding portion of Section 6.7, of the Agreement.

☐
As a transferee of the Stock from a party in such party’s capacity as a “Common Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Common Holder” and a “Stockholder” for purposes of Section 3, and the corresponding portion of Section 6.7, of the Agreement.

☐	In accordance with Section 6.10(b) of the Agreement, as a new party who is not a new Investor, in which case Holder will be an “Common Holder” and a “Stockholder” for all purposes of the Agreement.
1.2    Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of Section 3 of the Agreement and (b) adopts the provisions of Section 3 of the Agreement with the same force and effect as if Holder were originally a party thereto.
1.3    Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

HOLDER:	ACCEPTED AND AGREED:

By:	Reddit, Inc.
Name:
Title:

Address:	By:

Title:

CONFIDENTIAL	64